Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The company undertakes no responsibility for updating these statements. Readers of this presentation should understand that these statements are not guarantees of performance or results. Many factors could affect the company's actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things: availability and prices of raw materials; the impact of the accident at the Garner, North Carolina manufacturing facility, including the ultimate costs incurred and the amounts received under insurance policies; the effectiveness of the company's product pricing; future economic circumstances; industry conditions; the company's ability to execute its operating and network optimization plans; the success of the company's innovation, marketing, and cost-savings initiatives; the amount and timing of repurchases of the company's common stock, if any; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of the company's recalls; access to capital; actions of governments and regulatory factors affecting the company's businesses; and other risks described in the company's reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date made. Note on Forward-Looking Statements

Today's remarks Today's remarks Gary Rodkin, CEO John Gehring, CFO

Established capabilities Innovation Marketing & sales Supply Chain Systems Portfolio improvements Talent & culture Stronger Foundation

Holding company operating company Pre overhaul: FY06 EPS Target* $1.35 - $1.40 After rebuilding: FY10 EPS** Base $1.74 Higher Quality Base **Diluted EPS, adjusted for items impacting comparability. See Appendix C. *Company goal for FY06 EPS performance that fiscal year.

Consumer behavior Competitive elements Inflationary pressure Total trips, pantry stocking down ($) Winning in a new environment Quick trips up ($) Responding through: Total $ basket size % change vs. YA Source: Symphony IRI Times & Trends August 2010 Channel Migration 1/09-6/10 Innovation: Quality, nutrition, value, shopper solutions Productivity improvements Net pricing underway

Frozen

Our frozen strategies are working

ConAgra Foods
Food you love

FY08 to FY11 (est.)

+ 3%	+ 5%	+ 2.9 pts.	+ 5.4 pts.
Volume 3-year CAGR	**Sales** 3-year CAGR	**Gross Margin**	**Share***



Healthy Choice
Café Steamers
Marie Callender's
Marie Callender's
Chicken Teriyaki
Marie Callender's
CHOCOLATE SATIN PIE
Banquet
Apple Pie

*IRI all outlet HH Panel dollar share SSM 52 wk ending 5/25/2008 and 52 wk ending 12/26/2010. Frozen results cited include dessert pie acquisition. FY11 numbers (est.).

Frozen: FY12 - FY14 growth strategy Healthy Choice and Marie Callender's Steaming Entrees Marie Callender's Bakes and Banquet Multi-serve Meals Marie Callender's and Banquet Frozen Desserts Win in single-serve meals Accelerate growth in adjacencies Expand share of multi-serve meals

More than 9x the dollar sales than competition1 Compelling taste and nutrition Win in single-serve meals 1. IRI 52 wk FDMx $ sales through Jan 9, 2011, CAG steaming SSM vs. Nestle steaming SSM Cafe Steamers Steaming Lunch Entrees ConAgra Foods steaming advantage (CHART) (CHART) Avg. meal2 Healthy Choice average 2. Average lunch/dinner as reported by consumers in national survey conducted by U.S. Dept. of Agriculture

Innovate for better quality, nutrition Vs.

Healthy Choice commercial

Win in single-serve meals Taking steaming advantage to Marie Callender's Delicious Fresh Flavor Steamers in a range of flavors

Expand share of multi-serve meals: breakthrough innovation Homemade taste from MicroRiteTM Cooks in less than 15 minutes Oven-like browning New Marie Callender's Bakes

Expand share of multi-serve meals: changing the frame of reference Home Cooking Responsible nutrition Strong value Takeout & Delivery Vs.

Marie Callender's "Time to Savor"

Source: IRI FDMx w/e Oct 17, 2010; Mediacom, FY11 data through 8/29/10 All Outlet Share - SS ONLY FY 09 FY 09 FY 10 FY 10 FY 11 YTD FY 11 YTD Unit Share Dollar Share Unit Share Dollar Share Unit Share Dollar Share MC 6.9 9.1 7.7 10.2 8.3 10.4 All outlet share through 1.23.11 Marie Callender's growth story Marie Callender's SS $ Share +1.3 points in less than 3 yrs 4-year CAGR = 9% (CHART) Volume (excl. desserts) Indexed to 100 (Base Year FY07)

Accelerate growth in adjacencies Enter into new categories to grow Deliver new occasions leveraging our current capabilities * Source: IRI Syndicated Data, 52-weeks ending 1/2/11 #1 in Frozen Pies Opportunity to leverage the power of the Marie Callender's master brand Banquet: Leveraging #1 position* The power of the Banquet master brand Frozen Desserts

Expanding growth via adjacencies Expand to more eating occasions Added wholesome desserts Build from strong base business Refresh line-up FY11 innovation Coming soon More snacks and appetizers on the way Savory Snacks Desserts Dinner

Popcorn & Snacks

Boldest popcorn innovation in 25 years Introducing Orville Redenbacher's Pop Up Bowl Pops into a sturdy, stand-up, wide-mouth bowl See when popcorn is popped Instant serving, easy sharing No need for a separate bowl, less mess

Orville Redenbacher's Pop Up Bowl

(CHART) Older kids leave microwave popcorn due to lack of flavors Category rejuvenation: flavors Source: Proprietary MW Popcorn Barrier Study, April 2010, Dunnhumby 10wks ending 1/8/11 Percent with Flavors

News from Slim Jim: Consumers take "The Dare" *Source: Based on research conducted by The Food Channel in conjunction with CultureWaves(r), the International Food Futurists, and Mintel Kinda Hot Chili Pepper Freakin' Hot Jalapeno Really Freakin' Hot Habanero "Bodaciously Bold" One of the Top 10 Snacking Trends*

Nutrition & Cereal Bars

Growing nutrition and cereal bar business

Uniquely positioned in a $3.4 billion, growing category

ConAgra Foods
Food you love

- **Utilize ConAgra Foods scale**
  - ✓ Supply Chain
  - ✓ Quality Assurance
  - ✓ Innovation
  - ✓ Consumer Insights
- **Emulate national brands**


ConAgra Foods Bar Sales
Indexed to 100 (Base Year FY06)
250
200
150
100
50
0
FY06
FY07
FY08
FY09
FY10
FY11 (est.)

3-year CAGR = 20%
5 -year CAGR = 17%


Great Value
Apple Cinnamon
Chewy
Sweet & Salty
Granola Bars
Almond
meijer
ESSENTIAL
Fiber Max
chewy bar
Oats & Honey
Crunchy Granola Bars

Growth in Elan acquisition

ConAgra Foods
Food you love

- ConAgra Foods acquired Elan Nutrition in April 2010
- Expands capacity to fuel short-term and long-term growth
- Delivers incremental manufacturing capabilities
- Provides technical expertise in health and nutrition segment; fastest growing segment within the bar category

Total Bar Category = $3.4 billion, +7%

Private Label = $251 million, +18%


Health and Nutrition Bars:
$1.1 billion, +12%
Snack and Cereal Bars:
$2.3 billion, +4%

Source: FDMx + Walmart 52 Weeks Ending Dec. 26, 2010

Health & Nutrition segment: Growth opportunities Meal Replacement Energy Protein Indulgent Natural Health & Nutrition Bar Category $1.1 billion: +12% Athletic Performance $417 million: +20.5% Wellness $262 million: +20.2% Diet $413 million: +1% Source: IRI FDMx 52 Weeks Ending Dec. 26, 2010

Sweet Potatoes

(CHART) Sweet potatoes in restaurants: sales doubled over past 4 years If available: 71% of consumers stated they would order them all the time or frequently 42% of adult consumers stated they would order them for their kids Research shows multiple fry offerings drive incremental purchase Sweet potato fries: the business case U.S. per capita use of sweet potatoes (in pounds, fresh-weight equivalent) U.S. per capita consumption grew 37% 1998 - 2009 Source: USDA; Datassential Proprietary Study 2009

Lamb Weston sweet potato operations Frozen sweet potato market leader: 60% foodservice share Delhi, La. : First dedicated frozen sweet potato plant in the world First frozen food plant in the world to be awarded Platinum LEED by the U.S. Green Building Council (CHART) Indexed to 100 (Base Year FY05) Lamb Weston Sweet Potato volume growth 5-year CAGR = 50% between FY05 & FY10

Sweet potato commercial

International

(CHART) FY10 International sales base ConAgra Foods' portion of unconsolidated international investments represents an additional $300+ million in sales Total FY10 company sales: $12 billion International: 10% Domestic: 90%

International - Consumer Foods Concentrated footprint Canada Mexico India

Canada

(CHART) Canada Source: $ Share Nielsen Market Track All Channels L52 wks PE Dec 18, 2010 Healthy Choice: very strong first year Expansion of proprietary steaming platform Leading contributor to incremental category growth Premium price vs. competition Aug 2009 June 2010 Dollar Share Trend

Mexico

Mexico

Innovative selling & distribution model

- Direct selling/order taking
- Replicable/expandable model
- Increases horizontal distribution 20%+
- Improves velocities 2.5 times via direct merchandising

Salty Snack Share Leaders: Modern Trade

ACT II	13.4
Sabritas	10.1
Cheetos	8.1



ACT II
Valentina
Sabritas
Cheetos

Source: Nielsen Scantrack/National/Modern Trade/FY10



Hunt's
GRAND CUISINE
PAM
ORIGINAL
Hunt's
Catsup
BBQ
Hunt's
BBQ
Del Monte
Ensalada
Campesina
Snack Pack
Chocolate
Hunt's
Tradicional
ACT II
Valentina
ACT II
Queso Jalapeño
Del Monte
Catsup

India

India Double digit growth vs. year ago Adding high-margin products, now ^ 25% of profits Sundrop Oil: Now value-added, #1 brand Successfully tested new platforms like peanut butter ACT II Net Sales Growth India investment* continues to build momentum Indexed to 100 (Base Year FY08) (CHART) *This business is operated by Agro Tech Foods Limited, an independent Indian company in which ConAgra Foods owns a sizable stake.

Lamb Weston International Sold in over 100 countries on all seven continents ^ 20% LW volume is international 20-year sales CAGR = 10%+ Joint Venture with Lamb Weston Meijer: the Netherlands, U.K., Austria Worldwide Customers

Top Line Pricing, mix, trade Innovation High ROI marketing Summary: sustainable, profitable growth Long-term EPS outlook: 6-8% annual growth* *Diluted EPS, adjusted for items impacting comparability **Est. Consumer Foods annual COGS productivity FY12-FY14 Productivity ^ $275 million/year** Tight SG&A control Capital Allocation Top-tier dividend Share repurchases Portfolio additions

John Gehring Financial Priorities and Outlook

Long-term goals Sales growth of ^ 3% annually EPS* growth of 6-8% annually ROIC* of 13-14% *EPS and ROIC guidance discussed in this presentation has been adjusted for items impacting comparability. EPS guidance is based on diluted EPS, adjusted for items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of projections impracticable.

Financial priorities Strong earnings & cash flows Healthy balance sheet and strong liquidity High-return capital allocation with top tier dividend

Strong earnings & cash flows

ConAgra Foods
Food you love

Earnings: 6-8%

Top Line: ≈ 3%

- ✓ Low single-digit unit growth
- ✓ Pricing & trade efficiencies
- ✓ Improved Mix

Inflation & Margin Management

- ✓ Savings ≈ $275 million/year (Consumer Foods COGS)
- ✓ Long-term: Inflation low single-digit (short term higher)
- ✓ Commercial Foods crop sourcing, processing efficiencies

SG&A Cost Control

- ✓ Zero Overhead Growth focus company-wide

Key earnings assumptions: inflation Inflation will remain high through next 12-24 months FY11 - Rising input cost levels Exceed 5% after considering pass-through categories, such as cooking oil Increases in grains, proteins, edible oils, packaging, and energy FY12 - Inflation pressures continue ^ 7%

Savings ^ $275 million/year FY12-FY14 (Consumer Foods COGS) Continued Supply Chain productivity $1.4 billion of savings since FY07 Product Line Complexity Demand-driven Supply Chain Network Optimization Plant Optimization Leverage SAP Programs

Other margin management capabilities Procurement capabilities Crop procurement Hedging strategies Strategic supplier relationships Commercial Foods: pricing, innovation, processing efficiencies SG&A Zero Overhead Growth culture

Operating cash flow (CHART) Operating Cash Flow (continuing operations) ($ in millions)

Cash flow EPS: Long-term EPS* growth of 6-8% annually Working capital efficiency Capital expenditures $450 million to $475 million/year FY12-14 Focused on growth and cost reduction Target Operating Cash Flows ^ $1.2 to $1.4 billion per year for the next 3 fiscal years *Diluted EPS, adjusted for items impacting comparability

Healthy balance sheet and strong liquidity Strong investment grade credit rating Strong liquidity, improved financial flexibility Over $500 million of cash at end of Q2 FY11 Additional ^ $550 million of PIK notes proceeds received in Q3 FY11 Continued access to commercial paper markets Manageable debt maturities $1.5 billion revolving credit facility in place through December 2011 FY09 FY10 FY11 Est. Debt-to-Capital 42.4% 41.4% 42.0% Debt/EBITDA 2.4x 2.2x 1.9x

Capital allocation: priorities Dividend payout: Top Tier Growth and profit enhancement investments New product and capacity expansion Supply chain optimization and restructuring Charges of ^ $65 million over an 18-month period (pre-tax) ^ $25 million of the charges represent a cash outlay Dividends & Organic Growth

Capital allocation: priorities Capital allocation: priorities Acquisitions

Capital allocation: priorities $500 million program from Q3 2010 Increased by $550 million - PIK Notes proceeds As of Q2 earnings release (12/21/10): $750 million remaining $550+ million to be repurchased during H2 FY11 Share Repurchase

Fiscal 2011 outlook Confirming expectation for low single digit rate of growth from $1.74* base in FY10 Strong H2 Pricing Contribution from innovation/acquisitions Cost savings Potato crop SG&A/lower incentive compensation Share repurchases Cash flows from operations ^ $1.3 billion *Diluted EPS, adjusted for items impacting comparability. See Appendix C.

Long-term goals Sales growth of ^ 3% annually EPS* growth of 6-8% annually ROIC* of 13-14% *EPS and ROIC guidance discussed in this presentation has been adjusted for items impacting comparability. EPS guidance is based on diluted EPS, adjusted for items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of projections impracticable.

Summary Focus: strong earnings and cash flow, healthy balance sheet and liquidity, and high-return capital allocation Cash flow expected to support strong dividend and investments to drive sustainable business model FY11 EPS* on track Committed to EPS* growth of 6-8% long-term *Diluted EPS, adjusted for items impacting comparability

Appendix A: Consumer Foods COGS - Major Components Proteins 22% Fats & Oils 11% Dairy 5% Grains and Other Ingredients 9% Seeds and Nuts 4% Fruits, Vegetables, Legumes 9% Sweeteners, Starches, Other 5% Packaging 31% Energy 4% ^ % of Procurement Spend by Commodity Class (current year est.) (CHART) $1.3 B $3.8 B Logistics Manufacturing ^ $5.8B COGS Base Procurement $0.65 B

Appendix B:
Supply Chain details

ConAgra Foods
Food you love

Programs	
Demand-driven Supply Chain	✓ Supplier collaboration ✓ Lean plant run strategy ✓ Retailer collaboration
Product Line Complexity	✓ Active SKU management ✓ Design for preference & value ✓ Material/Vendor optimization
Plant Optimization	✓ CPS 2.0 ✓ High performance teams ✓ Asset modernization
Network Optimization	✓ Product sourcing ✓ Optimize plant footprint ✓ Warehouse/IMC footprint
Leverage SAP	✓ SAP value leverage ✓ New systems enablement

Savings ≈ $275 million/year FY12-FY14

Appendix C: FY10 EPS Reconciliation FY10 EPS - Reconciliation for Regulation G Purposes FY10 EPS - Reconciliation for Regulation G Purposes Total FY10 Diluted EPS from continuing operations $ 1.67 Items impacting comparability: Expense related to unallocated mark-to-market impact of derivatives (Q1) 0.01 (Benefit) related to unallocated mark-to-market impact of derivatives (Q2) (0.01) (Benefit) related to gain on sale of Luck's brand (Q3) (0.02) (Benefit) related to environmental liability estimates (Q3) (0.02) (Benefit) of lower-than-planned effective income tax rate (Q2, Q3, Q4) (0.05) Diluted EPS from Gilroy Foods & Flavors operations, reclassified to discontinued operations in Q4 FY10, but part of the company's FY10 EPS guidance (Q4) 0.04 Expense related to Garner, N.C., and Edina, Minn. restructuring charges (Q3, Q4) 0.06 Expense related to impairment charge on an existing facility (Q4) 0.05 Expense related to tax credit transaction related to Delhi, La. sweet potato facility (Q4) 0.02 Rounding included in above items (0.01) Diluted EPS adjusted for items impacting comparability $ 1.74